                                                                    EXHIBIT 3.51



                            ARTICLES OF INCORPORATION

                                       OF

                                CMI - TEXAS, INC.


         The undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, hereby adopts the following Articles of Incorporation for the corporation.

                                    ARTICLE I

         The name of the corporation is CMI - TEXAS, INC.

                                   ARTICLE II

         The period of its duration is perpetual.

                                   ARTICLE III

         The purposes for which the corporation is organized are to transact any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have the authority to issue is 10,000 shares of common stock, of the par value of $1.00 each.

                                    ARTICLE V

         The corporation will not commence business until it has received for the issuance of its shares, consideration of the value of one Thousand Dollars ($1,000.00) Consisting of money, labor done or property actually received, which sum is not less than $1,000.00.

                                   ARTICLE VI

         The address of the corporation's initial registered office is 416 N. Stanton, Suite 700, El Paso, Texas 79901 and the name of its initial registered agent at such address is Hector Delgado.

                                   ARTICLE VII

         The number of directors constituting the initial Board of Directors are three, and thereafter the number of directors shall be fixed by the Bylaws of the Corporation. The names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders and until their successor or successors are elected and qualified are as follows:

     Name                               Address
     ----                               -------
Ray H. Witt                    19400 West Eight Mile Road
                               Southfield, Michigan 48075

Malcolm Engleby                19400 West Eight Mile Road
                               Southfield, Michigan 48075

W. Frank Suit                  19400 West Eight Mile Road
                               Southfield, Michigan 48075

                                  ARTICLE VIII

         The name and address of the incorporator is:

     Name                                   Address
     ----                                   -------
Hector Delgado                        P.O. Box 54
                                      El Paso, Texas 79940

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May, 1986.

                                                    /s/ Hector Delgado
                                                    ----------------------------
                                                    Hector Delgado

THE STATE OF TEXAS         Section
        Section
THE COUNTY OF EL PASO      Section

         I, BARBARA A. PAGE, a Notary Public, do hereby certify that on this the 27th day of May, 1986, personally appeared before me, HECTOR DELGADO, who, being by me duly sworn declared that he is the person who signed the foregoing document as incorporator, and that the statements contained therein are true.

                                                  /s/ Barbara A. Page
                                                  ------------------------------
                                                  Notary Public in and for the
                                                  State of Texas

My Commission Expires:

BARBARA A. PAGE, Notary Public
In and for the State of Texas
[ILLEGIBLE]
2712H

CMI Corporation
2600 Telegraph Road
P.O. Box 2026
Bloomfield Hills, MI 48303-2026
Telephone 313 456 0000
Telex TWX 810 232 1667

                                                      [A TORCHMARK COMPANY LOGO]

May 30, 1986

Secretary of State Office
State of Texas

To Whom it Hay Concern:

         CMI Corporation has been informed that CMI International, Inc. is filing Articles of Incorporation for a new subsidiary corporation to be formed in Texas. Such new corporation, if incorporated, will be called CHI-Texas, Inc.

         CHI Corporation and CHI International, Inc. (including all the companies owned by CMI International, Inc.), according to representations made to us by counsel for CMI International, Inc., do not compete with each other, and do not experience any significant confusion due to the similarity of names. Therefore, CMI Corporation has no objections to the formation of CMI-Texas, Inc. Therefore, please use this letter as the consent of CMI Corporation to CMI International, Inc.'s filing of Articles of Incorporation to form CMI-Texas, Inc.

         If you should have any questions, please feel free to contact me at
(313) 857-3907.

Sincerely,

/s/ Stanley Bies
-----------------------------
Stanley Bies
Associate General Counsel-Tax

SB/jb

                               SECRETARY OF STATE
                                  AUSTIN, TEXAS

DETERMINATION OF FORFEITURE PURSUANT TO SECTION 171.309, TEXAS TAX CODE
ANNOTATED

         CAME TO BE CONSIDERED ON THE DATE SHOWN HEREON, FORFEITURE OF THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE FOLLOWING CORPORATION; THE SECRETARY OF STATE FINDS AND DETERMINES THE FOLLOWING:

                                CORPORATION NAME

CMI - TEXAS, INC.

                                                CERTIFICATE/CHARTER
CHARTER NO.-TYPE          RTDB FORFEITED             FORFEITED
  799474-00                 06/24/1988              12/05/1988

THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS NOTIFIED THIS OFFICE THAT SAID CORPORATION HAS FAILED TO FILE A CURRENT YEAR FRANCHISE TAX REPORT TO ESTABLISH THE EXISTENCE OF ASSETS FROM WHICH A JUDGEMENT FOR THE FRANCHISE TAXES, PENALTIES AND COURT COSTS MAY BE SATISFIED.
THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS FURTHER STATED THAT THE SAID CORPORATION HAS FAILED OR REFUSED TO REVIVE ITS RIGHT TO DO BUSINESS.

IT IS THEREFORE ORDERED THAT THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE ABOVE NAMED CORPORATION BE AND THE SAME IS HEREBY FORFEITED WITHOUT JUDICIAL ASCERTAINMENT AND MADE NULL AND VOID, AND THAT THE PROPER ENTRY BE MADE UPON THE PERMANENT FILES AND RECORDS OF SUCH CORPORATION TO SHOW SUCH FORFEITURE AS OF THE DATE HEREOF.

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                              APR 17 1989

                                                         Corporations Section

                        APPLICATION FOR REINSTATEMENT AND
                         REQUEST TO SET ASIDE FORFEITURE

By:     CMI-Texas, Inc.                             Character No. 00799474-20
    -----------------------------------------------
             (Corporate Name)
                                                Taxpayer Id. No. / 74-2418656 /

         WHEREAS the character of the above corporation was forfeited on December 5, 1988 for:

(check one)

         1.________ failure to maintain a registered agent, or

         2.________ failure to pay State Franchise Tax, or

         3.   X     (other) Under Payment of State Franchise Tax

         WHEREAS the corporation has corrected the default noted above and has paid all fees, taxes, and penalties due;

         NOW THEREFORE, the corporation hereby applies for reinstatement of its corporate charter, and requests that the Secretary of State set aside the forfeiture of the corporation.

                                                By: /s/ W. Frank Suit  Secretary
                                                   -----------------------------
                                                     (signature)       (title)

                                                   W. F. Suit

         Franchise taxes pd. thru 04/30/89
--------------------------------------------------------------------------------

              INSTRUCTIONS FOR FILING APPLICATION FOR REINSTATEMENT

1) Submit Original and One Copy of the application.

2) The application must be signed by an Officer, Director or Shareholder of the Corporation.

3) The filing fee for an application for reinstatement is $50.00 for business corporations. Non-Profit corporations are assessed a filing fee of $25.00 for non-tax reinstatements. No fee is required for non-profit corporations forfeited for tax reasons.

                     (Instructions continue on reverse side)

                                                                    RECEIVED
                                                              SECRETARY OF STATE

                                                                  FEB 03 1989

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                              OCT 05 1994

                                                         Corporations Section

                         STATEMENT OF CHANGE OF ADDRESS
                               OF REGISTERED AGENT

1.       The name of the corporation represented by such registered agent is:
         CMI-Texas, Inc.

         The corporation's charter number is: 00799474-0.

2.       The name of the registered agent is: Hector Delgado.

2. The address at which such registered agent has maintained the registered office is: 416 N. Stanton, 7th Floor, El Paso, Texas 79901.

3. The new address at which such registered agent will maintain the registered office for said corporation is: 521 Texas Ave., El Paso, Texas 79901.

4. Notice of the change has been given to said corporation in writing at least ten (10) days prior to the filing of this Statement of Change of Address.

                                                        /s/ Hector Delgado
                                                        ---------------------
                                                        Hector Delgado

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                              APR 24 1996

                                                         Corporations Section

                         STATEMENT OF CHANGE OF ADDRESS
                               OF REGISTERED AGENT

1.       The name of the corporation represented by such registered agent is:
         CMI-Texas, Inc.

         The corporation's charter number is: 00799474-0

2        The name of the registered agent is Hector Delgado.

2 The address at which such registered agent has maintained the registered office is. 521 Texas Ave, E1 Paso, Texas 79901

3. The new address at which such registered agent will maintain the registered office for said corporation is 221 N. Kansas, Ste. 1400, E1 Paso, Texas 79901

4 Notice of the change has been given to said corporation in writing at least ten (10) days prior to the filing of this Statement of Change of Address

                                                        /s/ Hector Delgado
                                                        ---------------------
                                                        Hector Delgado

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                              JUN 21 1999

                                                         Corporations Section

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                CMI - TEXAS, INC.

         Pursuant to the provisions of Art. 9.10 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         ARTICLE ONE: The name of the corporation is CMI - TEXAS, INC.

         ARTICLE TWO: The following amendments to the Articles of Incorporation were adopted by written consent of the shareholder on April 30, 1999 in accordance with article 9.10 of the Texas Business Corporation Act, and any written notice required by such article has been given.

         Article One of the Articles of Incorporation is hereby amended so as to read as follows:

         ARTICLE ONE: The name of the corporation is HAYES LEMMERZ INTERNATIONAL-LAREDO, INC.

         Article Six of the Articles of Incorporation is hereby amended so as to read as follows:

         ARTICLE SIX: The address of the corporation's registered office is 350 North St. Paul Street, Dallas, Texas 75201 and the name of its registered agent at such address is CT Corporation System.

         ARTICLE THREE: The holder of all of the 10,000 shares outstanding and entitle to vote on said amendments has signed a consent in writing adopting said amendments.

         IN WITNESS WHEREOF, CMI - TEXAS, INC. has caused this Amendment to be signed in its name and on its behalf and attested on this 17th day of June, 1999 by duly authorized officers of the Corporation.

                                                   CMI - TEXAS, INC.

                                                   By: /s/ William D. Shovers
                                                       -------------------------
                                                       Name:  William D. Shovers
                                                       Title: Vice President

ATTEST:

By: /s/ Patrick B. Carey
    ---------------------------
    Name:  Patrick B. Carey
    Title. Assistant Secretary

                                     [SEAL]

OFFICE OF THE                                               CORPORATIONS SECTION
SECRETARY OF STATE                                                 P O Box 13697
                                                        Austin, Texas 78711-3697

                                                                 FILED
                                                         In the Office of the
                                                     Secretary of State of Texas
                                                              JUL 26 1999

                                                         Corporations Section

                            ASSUMED NAME CERTIFICATE

1. THE NAME OF THE CORPORATION, LIMITED LIABILITY COMPANY LIMITED PARTNERSHIP, OR REGISTERED LIMITED LIABILITY PARTNERSHIP AS STATED IN ITS ARTICLES OF INCORPORATION, ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR CERTIFICATE OF AUTHORITY OR COMPARABLE DOCUMENT IS HAYES LEMMERZ INTERNATIONAL-LAREDO, INC.

2. THE ASSUMED NAME UNDER WHICH THE BUSINESS OR PROFESSIONAL SERVICE IS OR IS TO BE CONDUCTED OR RENDERED IS CMI-TEXAS, INC

3. THE STATE, COUNTRY, OR OTHER JURISDICTION UNDER THE LAWS OF WHICH IT WAS INCORPORATED, ORGANIZED OR ASSOCIATED IS TEXAS, AND THE ADDRESS OF ITS REGISTERED OR SIMILAR OFFICE IN THAT JURISDICTION IS 350 North St. Paul Street, Dallas, Texas 75201

4. THE PERIOD, NOT TO EXCEED 10 YEARS, DURING WHICH THE ASSUMED NAME WILL BE USED IS 10 Years

5.       THE ENTITY IS A (CIRCLE ONE):

                                      BUSINESS CORPORATION
                                      NON-PROFIT CORPORATION
                                      PROFESSIONAL CORPORATION
                                      PROFESSIONAL ASSOCIATION
                                      LIMITED LIABILITY COMPANY
                                      LIMITED PARTNERSHIP
                                      REGISTERED LIMITED LIABILITY PARTNERSHIP

         IF THE ENTITY IS SOME OTHER TYPE OF INCORPORATED BUSINESS, PROFESSIONAL OR OTHER ASSOCIATION, PLEASE SPECIFY BELOW:

         _______________________________________________________________________

6. IF THE ENTITY IS REQUIRED TO MAINTAIN A REGISTERED OFFICE IN TEXAS, THE ADDRESS OF THE REGISTERED OFFICE IS 350 North St Paul Street, Dallas, Texas 75201 AND THE NAME OF ITS REGISTERED AGENT AT SUCH ADDRESS IS CT Corporation System THE ADDRESS OF THE PRINCIPAL OFFICE (IF NOT THE SAME AS THE REGISTERED OFFICE) IS __________________________________________
         _______________________________________________________________________

7. IF THE ENTITY IS NOT REQUIRED TO OR DOES NOT MAINTAIN A REGISTERED OFFICE IN TEXAS, THE OFFICE ADDRESS IN TEXAS IS _______________________ AND IF THE ENTITY IS NOT INCORPORATED, ORGANIZED OR ASSOCIATED UNDER THE LAWS OF TEXAS, THE ADDRESS OF ITS PLACE OF BUSINESS IN TEXAS IS __________________________________ AND THE OFFICE ADDRESS ELSEWHERE IS
         _______________________________________________________________________

8. THE COUNTY OR COUNTIES WHERE BUSINESS OR PROFESSIONAL SERVICES ARE BEING OR ARE TO BE CONDUCTED OR RENDERED UNDER SUCH ASSUMED NAME ARE (IF APPLICABLE, USE THE DESIGNATION "ALL" OR "ALL EXCEPT"):
         ALL

                                /s/ William D. Shovers
                                ------------------------------------------------
                                SIGNATURE OF OFFICER, GENERAL PARTNER, MANAGER, REPRESENTATIVE OR ATTORNEY-IN-FACT OF THE ENTITY

STATE OF MICHIGAN

COUNTY OF WAYNE

BEFORE ME, THE UNDERSIGNED AUTHORITY, ON THIS DAY PERSONALLY APPEARED WILLIAM D. SHOVERS KNOWN TO ME TO BE THE PERSON WHO SIGNED THE FOREGOING INSTRUMENT, AND ACKNOWLEDGED TO ME THAT HE EXECUTED THE INSTRUMENT FOR THE PURPOSES THEREIN EXPRESSED.

GIVEN UNDER MY HAND AND SEAL OF OFFICE ON THIS 17th DAY OF June 1999

         (NOTARY SEAL)

                                 /s/ Patricia M. Cecchini
                                -------------------------------
                                NOTARY PUBLIC

                                          PATRICIA M. CECCHINI Notary Public
                                               Oakland County, Michigan
                                            My Commission Expires 4-2-2003

FORM NO. 503
REVISED 6/96

         The office of the Secretary of State does not discriminate on the basis of race, color, national organ, sex, religion, age or disability in employment or the provision of services
aT Code- 13196                           Do not write in the space above
                               -------------------------------------------------
TEXAS FRANCHISE TAX            c. Taxpayer identification number  d. Report year
PUBLIC INFORMATION REPORT      -                  1-74-2418656-1  -         2002
MUST be filed with your        ------------------------------------------------
Corporation Franchise Tax Report

Corporation name and address                 e. PIR/IND - [ ] 1, 2, 3, 4
HAYES LEMMERZ INTERNATIONAL -        -------------------------------------------
LAREDO, INC.                         Secretary of State file number or, if none,
15300 CENTENNIAL DRIVE                     Comptroller unchartered number
NORTHVILLE         MI       48167    -------------------------------------------
                                                   g. -                   -
                                     Item k on Franchise
                                     Tax Report form. Page 1 00799474-00  2
                                     -------------------------------------------

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation that files a Texas Corporation Franchise Tax Report.

The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.                   PLEASE SIGN BELOW!

If preprinted information is not correct, please type or print the correct information.

[ ] Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

--------------------------------------------------------------------------------
Corporation's principal office
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
--------------------------------------------------------------------------------
Principal place of business
  P.O. BOX 2159, LAREDO, TX 78044
--------------------------------------------------------------------------------

SECTION A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

---------------------------------------------------------------------------------------------
NAME                             TITLE          DIRECTOR       Social Security No. (Optional)
  SANDBERG, DANIEL M.            PRESIDENT      [ ] YES
---------------------------------------------------------------------------------------------
MAILING ADDRESS                                                Expiration date (mm-dd-yyyy)
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
---------------------------------------------------------------------------------------------
NAME                             TITLE          DIRECTOR       Social Security No. (Optional)
  HILTZ, KENNETH A.              V. PRESIDENT   [ ] YES
---------------------------------------------------------------------------------------------
MAILING ADDRESS                                                Expiration date (mm-dd-yyyy)
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
---------------------------------------------------------------------------------------------
NAME                             TITLE          DIRECTOR       Social Security No. (Optional)
  KARENKO, LARRY                 V. PRESIDENT   [X] YES
---------------------------------------------------------------------------------------------
MAILING ADDRESS                                                Expiration date (mm-dd-yyyy)
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
---------------------------------------------------------------------------------------------
NAME                             TITLE          DIRECTOR       Social Security No. (Optional)
  SALVETTE, JOHN A               V. PRESIDENT   [ ] YES
---------------------------------------------------------------------------------------------
MAILING ADDRESS                                                Expiration date (mm-dd-yyyy)
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
---------------------------------------------------------------------------------------------
NAME                             TITLE          DIRECTOR       Social Security No. (Optional)
  SINDLING, GARY J.              TREASURER      [ ] YES
---------------------------------------------------------------------------------------------
MAILING ADDRESS                                                Expiration date (mm-dd-yyyy)
  15300 CENTENNIAL DRIVE, NORTHVILLE, MI 48167
---------------------------------------------------------------------------------------------

SECTION B. List each corporation in which this reporting corporation owns an interest of ten percent (10%) or more. Enter the information requested for each corporation if none, enter "NONE." Use additional sheets, if necessary.

----------------------------------------------------------------------------------------------------------------------
Name of owned (Subsidiary) corporation     State of incorporation     Texas S.O.S file number      Percentage interest
  INDUSTRIAS FRONTERIZAS HLI, SA DE CV               MM               NONE                         99.999
----------------------------------------------------------------------------------------------------------------------
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number     Percentage Interest
  HLI-MEXICANA, SA DE CV                             MM               NONE                         99.9998
----------------------------------------------------------------------------------------------------------------------

SECTION C. List each corporation that owns an interest of ten percent (10%) or more in this reporting corporation. Enter the information requested for each corporation. If none, enter "NONE." Use additional sheets, if necessary.

----------------------------------------------------------------------------------------------------------------------
Name of owning (parent) corporation        State of incorporation     Texas S.O.S. file number     Percentage Interest
  HAYES LEMMERZ INTERNATIONAL-CMI, INC.              MI               NONE                               100
----------------------------------------------------------------------------------------------------------------------

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)

Agent:  CT CORPORATION SYSTEM
Office: 350 N. ST. PAUL ST.                [ ] Check here if you need forms
        DALLAS, TX 75201                       to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

              Officer, director, or other authorized person      Title              Date      Daytime phone (Area code and number)
sign here     /s/ Mark W. Jankowski                              ASST. TREASURER    5/2/02    (734) 737-5130

SECTION A

                        ADDITIONAL DIRECTORS AND OFFICERS

     NAME/ADDRESS                             TITLE               DIRECTOR
     ------------                             -----               --------
JANKOWSKI, MARK W.                        ASST. TREASURER
15300 CENTENNIAL DRIVE
NORTHVILLE, MI 48167

CAULEY, PATRICK C.                        ASST. SECRETARY
15300 CENTENNIAL DRIVE
NORTHVILLE, MI 48167